GPS FUNDS II
GuideMark® Opportunistic Fixed Income Fund

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2016

 The date of this supplement is December 5, 2016.

The Prospectus is amended as follows:

The "OTHER INFORMATION - Commodity Pool Operator Exclusion and Regulation" section in the Prospectus has been revised as follows:

The Advisor has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and the rules of the Commodity Futures Trading Commission (the "CFTC") with respect to the GuideMark® and GuidePath® Funds, other than the GuidePath® Managed Futures Strategy Fund and the GuideMark® Opportunistic Fixed Income Fund.  The Funds for which such exclusion has been claimed are referred to herein as the "Excluded Funds."  The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds.  The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.  In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.  The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their investment strategies or this prospectus.

Each Excluded Fund's investments in futures, commodity options or swaps will be limited in accordance with the terms of the exclusion upon which the Advisor relies.

GuidePath® Managed Futures Strategy Fund and GuideMark® Opportunistic Fixed Income Fund

The Advisor is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the GuidePath® Managed Futures Strategy Fund and its Subsidiary and the GuideMark® Opportunistic Fixed Income Fund (collectively, the "Non-Excluded Funds") is subject to regulation as a commodity pool operator under the CEA.  The Advisor is also a member of the National Futures Association ("NFA") and is subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies.  The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Non-Excluded Funds as a result of the Advisor's registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the commodity pool operator of the Non-Excluded Funds, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. As the Non-Excluded Funds are operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses.  The CFTC has neither reviewed nor approved the Fund, its investment strategies or this prospectus.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE